UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2025

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11611 N. Meridian St, Suite 330 Carmel, IN 46032
(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 8, 2025, Neuraxis, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its preliminary unaudited information about the Company’s estimated revenues for the three and twelve months ended December 31, 2024. A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The preliminary financial information contained in the Press Release is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024 or its results of operations as of such date. This preliminary financial information is subject to completion of the Company’s normal financial close procedures. These procedures and the audit of the Company’s financial statements for the year ended December 31, 2024 are ongoing and could result in changes to the preliminary financial information.

The information contained in Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
99.1	Neuraxis, Inc. press release dated January 8, 2025, announcing Preliminary Unaudited Fourth Quarter 2024 Results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer